EX-5m

VARIABLE AND FIXED
ANNUITY APPLICATION (10/10)
Perspective II
(VA620)
Perspective L Series (VA610)
Home Office: Lansing, Michigan
www.jackson.com
Perspective Advisors II
(VA410)
First Class Mail: P.O. Box 30314
Customer Care: 800-873-5654
Lansing, MI 48909-7814
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
U.S. Citizen
and/or a U.S.
U.S. Citizen
Yes
No
Resident, Form
First Name
Middle Name
Last Name
W-9 or Form
W-8BEN (as
applicable) is
required with
Non-Natural Owner/Entity Name (if applicable)
application.
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form X5335 or
/
/
(
)
trust
documents are
Physical Address Line 1 (No P.O. Boxes)
Line 2
required with
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
Mailing Address Line 1
Line 2
address.
Only include
mailing
address if
City
State
ZIP Code
different from
physical
address.
Joint Owner
Proceeds will
First Name
Middle Name
Last Name
be distributed
in accordance
with the
Contract on
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
the first death
Male Female
Yes
No
/
/
of either
Owner.
Email Address
Relationship to Owner
Telephone Number (including area code)
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
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LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
For additional
Individual Name (First, Middle, Last) or Non-Natural Entity Name
beneficiaries,
please attach a
separate sheet,
signed and
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
dated by the
Owner, which
/
/
includes names,
percentages,
and other
Primary
Contingent
%
Percentage of Death Benefit
required
information.
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
/
/
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Make all
Premium Payment
checks
Select method of payment
payable to
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson will
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
issue Annuity
Stretch IRA
Cash Balance-Defined Benefit
SEP
Type per the
bold
Roth IRA:
Cash Balance-Defined Contribution
ORP:
headings.
Roth Conversion
HR-10 (Keogh) Plan
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
Statement Regarding Existing Policies or Annuity Contracts
 I (We) certify that:(please select one) It
is required for
Good Order
I (We) do not have any existing life insurance policies or annuity contracts.
that this entire
section be
I (We) do have existing life insurance policies or annuity contracts.
completed.
Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you
COMPLETE
must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations
X0512
" REPLACEMENT
may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.
OF LIFE
Yes
No
If yes, complete the
following Company
 Are you replacing an existing life insurance policy or annuity contract?
INSURANCE OR
information.
ANNUITIES"
Company name
Contract number
Anticipated amount
WHERE
REQUIRED
$
(must be dated
on or before the
Application Sign
$
Date to be in
Good Order).
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. If you have entire section
already, or plan to submit a transfer request to the surrendering institution, please select " Yes" under " Client be completed.
Initiated." Jackson will only request the funds if this section is left blank or checked " No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
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2

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6

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LONG-TERM SMART
Annuity Product Selection
It is required
Perspective II Fixed and Variable Annuity(VA620)
for Good
Perspective L Series Fixed and Variable Annuity (VA610)
Order that
you select
Perspective Advisors II Fixed and Variable Annuity(VA410)
one product.
Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
May select only one of the following: May not be selected in combination with LifeGuard Freedom Flex DB.
If no Optional
Death Benefit
5% Roll-Up Death Benefit
(4% if the owner is age 70 or older on the date of issue)
(Ages 0-79)
is selected
With Highest Quarterly Anniversary Value Death Benefit
your
Without Highest Quarterly Anniversary Value Death Benefit
beneficiary(ies)
will receive the
6% Roll-Up Death Benefit
(5% if the Owner is age 70 or older on the date of issue)
(Ages 0-79)
standard
With Highest Quarterly Anniversary Value Death Benefit
death benefit.
Without Highest Quarterly Anniversary Value Death Benefit
Please see the
prospectus for
Highest Quarterly Anniversary Value Death Benefit
(Ages 0-79)
details.
Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
Optional
Guaranteed Living Benefit Options
(May select only one GMWB or GMAB)
Death
Benefits and
GMWB For Life
LifeGuard Freedom 6 Net
Other
(For Life Guaranteed Minimum Withdrawal Benefits)
For Life GMWB with Bonus, Annual Step-Up,
Optional
LifeGuard Freedom Flex
& Earnings-Sensitive Withdrawal Amount
(Ages 45-80)
Benefits:
For Life GMWB with Owner's choice of
1,2,3
Additional
LifeGuard Freedom 6 Net w/ Joint Option
Bonus and Step-Up
(Ages 35-80)
charges will
Joint For Life GMWB with Bonus, Annual Step-Up,
apply. Please
Bonus
Step-Up
& Earnings-Sensitive Withdrawal Amount
(Ages 45-80)
see the
(Must select one)
(Must select one)
5
prospectus
Jackson Select
5%
Annual
for details.
For Life GMWB with Bonus, GWB Adjustment,
6%
Annual to Highest
Annual Step-Up, & Transfer of Assets
(Ages 55-80)
7%
Quarterly Contract Value*
Election Age
1,2,3,5
* Not available with 8% bonus
Jackson Select w/ Joint Option
limitations
8%
apply based
Joint For Life GMWB with Bonus, GWB Adjustment,
1,2,3
on the age of
LifeGuard Freedom Flex w/ Joint Option
Annual Step-Up, & Transfer of Assets
(Ages 55-80)
the Owner(s)
Joint For Life GMWB with Owner's choice of
or Covered
Bonus and Step-Up
(Ages 35-80)
GMWB
(Guaranteed Minimum Withdrawal Benefits)
Lives.
Bonus
Step-Up
SafeGuard Max
(Ages 0-85) GMWB with 5-Year Step-Up
(Must select one)
(Must select one)
AutoGuard
5
(Ages 0-80)
5% GMWB with Annual Step-Up
5%
Annual
6%
Annual to Highest
AutoGuard 6
(Ages 0-80)
6% GMWB with Annual Step-Up
Quarterly Contract Value*
7%
*Not available with 7% bonus
GMAB
(Guaranteed Minimum Accumulation Benefit)

LifeGuard Freedom Flex DB
(Not available on Advisors II)
For Life GMWB with 6% Bonus, Annual Step-Up,
Jackson GMAB 6 (Ages 0-80)
and Death Benefit
(Ages 35-70)
Contract Enhancement Options
Withdrawal Options
(Not available on Advisors II or L Series)
(May select only one)
(Ages 0-87)

20% Free Withdrawal Benefit
(Ages 0-90)
5% of first year premium
(Not available on Advisors II)
5-Year Withdrawal Charge Schedule
(Ages 0-85)
4% of first year premium
(Not available on Advisors II)
3% of first year premium
(Not available on Advisors II)
Earnings Protection Benefit
2% of first year premium
EarningsMax
(Ages 0-75)
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed. For
Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required. Please ensure the
Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Optional Death Benefit.
If selected, the 3-, 5-, and 7-Year Fixed Account Options and the Capital Protection Program are not available. The total number of allocations in the Premium Allocation section may not exceed 17.
May not be selected in combination with a Contract Enhancement or with the Capital Protection Program, if available.
Premium payments will not be accepted after 90 days from the Issue Date. The required allocation percentage can be obtained from the Company. The total number of allocations in the Premium Allocation section may not exceed 17. May not be selected in combination with either the 3%, 4% or 5% Contract Enhancements.
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LONG-TERM SMART
Premium Allocation
JNL®
JNL/JPMorgan
JNL/PAM
Tell us how you
% Institutional Alt 20
% International Value
% Asia ex-Japan
want your
annuity
% Institutional Alt 35
% MidCap Growth
% China-India
premiums
% Institutional Alt 50
% U.S. Government &
invested.
Quality Bond
TOTAL
% Institutional Alt 65
JNL/PIMCO
ALLOCATION
% Real Return
JNL/American Funds®
JNL/Lazard
MUST EQUAL
% Total Return Bond
100%.
Blue Chip Income
% Emerging Markets
%
and Growth
% Mid Cap Equity
% Global Bond
JNL/PPM America
JNL/M&G
Total number
Global Small
% High Yield Bond
%
of allocation
Capitalization
% Global Basics
% Mid Cap Value
selections may
% Global Leaders
% Growth-Income
% Small Cap Value
not exceed 18.
% International
% Value Equity
JNL/Mellon Capital Management
% New World
% JNL 5
All premium
JNL/Red Rocks
% Dow

JNL/BlackRock
allocation
% S&P 10
% Listed Private Equity
options may
% Commodity Securities
not be available
% Global 15
% Global Allocation
in all states.
% 25
JNL/Select
Restrictions
JNL/Capital Guardian
may apply at
% Select Small-Cap
% Balanced
Jackson's
% Global Balanced
% JNL Optimized 5
% Money Market
discretion on a
Global Diversified
%
% VIP
% Value
 Researc
h non-
discriminatory
% U.S. Growth Equity
% Dow Dividend
basis.
% European 30
JNL/T. Rowe Price
JNL/Eagle
% Nasdaq

% Established Growth
% Core Equity
% NYSE International 25
% Mid-Cap Growth
% SmallCap Equity
% Pacific Rim 30
% Short-Term Bond
JNL/Franklin Templeton
% Value
% S&P 24
% Founding Strategy
% S&P SMid 60
% Global Growth
JNL/S&P
% Value Line

% Income
% 4
% S&P 500 Index
% Competitive Advantage
% International Small
% S&P 400 MidCap Index
Cap Growth
% Dividend Income &
% Small Cap Index
% Mutual Shares
Growth
% Small Cap Value
% International Index
% Intrinsic Value
% Bond Index
% Total Yield
JNL/Goldman Sachs
% Index 5
% Core Plus Bond
% 10 x 10
JNL/S&P Managed
% Emerging Markets Debt
% Communications Sector
% Conservative
% Mid Cap Value
% Consumer Brands Sector
% Moderate
% U.S. Equity Flex
% Moderate Growth
% Financial Sector
JNL/Invesco
% Healthcare Sector
% Growth
% Global Real Estate
% Aggressive Growth
% Oil & Gas Sector
% International Growth
% Technology Sector
% Large Cap Growth
JNL/S&P Disciplined
% Global Alpha
% Small Cap Growth
% Moderate
JNL/Ivy
JNL/Oppenheimer
% Moderate Growth
% Asset Strategy
% Global Growth
% Growth
PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.
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LONG-TERM SMART
Premium Allocation
(Cont. from page 5)
For Advisors II
ONLY: It is
Fixed Account Option*
Fixed Account Options**
required for
** (Not available on Advisors II)
(Advisors II ONLY)
Good Order
that you
* If selecting the Fixed Account Option,
% 1-Year
provide
automatic transfer of funds over a
% 3-Year
Directed
6-month period is required.
Transfer form
% 5-Year
% Fixed Account Option
(V4490) if
% 7-Year
selecting the
Fixed Account
See the NOTE for some important
Option.
terms regarding the Fixed Account
Options.
For all Contracts except Advisors II, NOTE: The Contract permits Jackson without advance notice to restrict the amount of
Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account; to close any Fixed
Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a
Fixed Account Option is suitable given your investment objectives.
Systematic Investment(periodic premium reallocation programs)
For all
Contracts
Automatic Rebalancing. The 3-, 5- and 7-Year Fixed
DCA+ ($15,000 contract minimum)
except
Account Options are not available for Automatic
Advisors II:
_______ % 6-month
Rebalancing.
Only the
_______ % 12-month
Investment
Frequency:
Division(s) and
Monthly
Quarterly
Semiannually
Annually
If DCA+ is selected, you must allocate Designated
the 1-Year Fixed
Option(s) using Systematic Investment Form
Start Date (mm/dd/yyyy) ___________________________
Account Option
(V2375).
(subject to
Note: If no date is selected, the program will begin
availability) as
one month/quarter/half-year/year (depending on the
DCA+ provides an automatic monthly transfer to the
selected Investment Division(s) so the entire amount
selected in the
frequency you selected) from the date Jackson applies
Premium
the first premium payment. If no frequency is selected, the
invested in this program, plus earnings, will be
Allocation
frequency will be annual. No transfers will be made on
transferred by the end of the DCA+ term selected. If
section will
days 29, 30 or 31, unless set up on annual frequency.
selected, the total number of elections in the Premium
participate in
Allocation section may not exceed 17.
Automatic
Rebalancing.
For Advisors II: DCA+ is not available. Only the Investment Division(s) selected in the Premium Allocation section will participate in the rebalancing program. The Fixed Account Option is not available for Automatic Rebalancing.
Capital Protection Program
(
Not
available on Advisors II)
Yes
No
(If no selection is made, Jackson will default to " No.")
If you marked " Yes," which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.
1-Year
3-Year
5-Year
7-Year
Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation section on page 5 and 6.
Telephone and Electronic Transfers Authorization
By checking " Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our)
Producer/Representative subject to Jackson's administrative procedures. This authorization is not extended to
Authorized Callers.
Yes
No
Do you authorize these types of transfers?
Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction. If no election is made, Jackson will default to " No" for residents of Nebraska, New Hampshire and North Dakota and to "
Yes" for residents of all other states.
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LONG-TERM SMART
Electronic Delivery Authorization
I agree to receive documents electronically:
Check the
ALL DOCUMENTS
boxes next to
the types of
Quarterly statements
Prospectuses and prospectus supplements
documents
Periodic and immediate confirmation statements
Proxy and other voting materials
you wish to
receive
Annual and Semi-Annual reports
Other Contract-related correspondence
electronically.
If an email
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by address is
email or by notice to you of a document's availability on Jackson's website. Certain types of correspondence may provided, but
continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's no document
website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.
type is
selected, the
My email address is:_________________________________________. I (We) will notify the company of any new selection will
email address.
default to " All
Documents."
The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let
Jackson know if that email address changes. We may need to notify you of a document's availability through email.
You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
Producer/Rep
/
/
to receive
Contract
First Name
Middle Name
Last Name
information
via telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
information
here.
/
/
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LONG-TERM SMART
Notice to Applicant
ARKANSAS, COLORADO, KENTUCKY, MAINE, NEW
Insurance within the Department of Regulatory Agencies.
MEXICO, OHIO, PENNSYLVANIA, AND WEST VIRGINIA
DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
RESIDENTS, PLEASE NOTE: Any person who
WARNING: It is a crime to provide false or misleading
knowingly, and with intent to defraud any insurance
information to an insurer for the purpose of defrauding
company or other person, files an application for
the insurer or any other person. Penalties include
insurance or statement of claim containing any
imprisonment and/or fines. In addition, an insurer may
materially false information or conceals for the
deny insurance benefits, if false information materially
purpose of misleading, information concerning any
related to a claim was provided by the applicant.
fact material thereto, commits a fraudulent insurance
NEW JERSEY RESIDENTS, PLEASE NOTE: Any person
act, which is a crime and subjects such person to
who includes any false or misleading information on an
criminal and civil penalties.
application for an insurance policy is subject to criminal
In COLORADO, any insurance company, or agent of an
and civil penalties.
insurance company, who knowingly provides false,
LOUISIANA AND RHODE ISLAND RESIDENTS, PLEASE
incomplete, or misleading facts or information to a
NOTE: Any person who knowingly presents a false or
policyholder or claimant for the purpose of defrauding, or
fraudulent claim for payment of a loss or benefit or
attempting to defraud, the policyholder or claimant with
knowingly presents false information in an application for
regard to a settlement or award payable from insurance
insurance is guilty of a crime and may be subject to fines
proceeds, shall be reported to the Colorado Division of
and confinement in prison.
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We)
understand that the Contract's Fixed Account Minimum Interest Rate will be determined each Redetermination Date.
The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period.
8. I (We) understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable to Perspective Advisors II.)
9. I (We) certify that the age(s) of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint
 Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
It is required for
Good Order
/
/
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
VDA 123 10/10

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LONG-TERM SMART
Producer/Representative Acknowledgements
Complete this
certification
I certify that:
regarding
I did not use sales material(s) during the presentation of this Jackson product to the applicant.
sales material
section only if:
I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.
Your client
In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
has other
existing
By signing this form, I certify that:
policies or
1. I am authorized and qualified to discuss the Contract herein applied for.
annuity
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this contracts
transaction is suitable given the client's financial situation and needs.
AND
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
Will be either
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that terminating
this replacement (if applicable) is consistent with that position.
any of those
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing
best of my knowledge and belief.
policies or
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being using the
replaced is true and accurate to the best of my knowledge and belief.
funds from
existing
7. I have complied with requirements for disclosures and/or replacements as necessary.
policies to
fund this new
Contract.
Jackson Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
C
D E
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).
Order that all
Producer/Rep
numbers be
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
VDA 123 10/10

V3573 10/10